I. Income Taxes (Details) - USD ($) $ in Thousands	Sep. 30, 2016	Sep. 30, 2015
I. Income Taxes Details
Accrued payroll related liabilities	$ 885	$ 1,036
Depreciation and amortization	469	586
Total deferred tax assets	1,354	1,622
State Taxes	(94)	(113)
Total deferred tax liabilities	(94)	(113)
Net deferred tax assets	0	0
Valuation allowance for deferred assets	(1,260)	(1,509)
Net deferred tax asset	$ 1,260	$ 1,509